Exhibit 99.2

First Quarter 2016

Supplemental Information

TABLE OF CONTENTS

Company Information	3
Forward-Looking Statements	5
Earnings Release Text	6
Financial Highlights	9
Balance Sheets
Consolidated by quarter	10
Consolidating, by segment	11
Statements of Operations, FFO & CORE FFO
Consolidated	12
Consolidated – Trailing 5 Quarters	13
Consolidating, by segment	14
Fee and Other Income	15
EBITDA and Coverage Ratios	16
Portfolio Data:
Lending	17
Real Estate Summary	18
Real Estate Properties, Changes in the portfolio	19
Real Estate Properties at March 31, 2016	20
Indebtedness Overview	21
Definitions	22

RAIT Financial Trust

March 31, 2016

Company Information:

RAIT Financial Trust is an internally-managed real estate investment trust that provides debt financing options to owners of commercial real estate and invests directly into commercial real estate properties located throughout the United States.  In addition, RAIT is an asset and property manager of real estate-related assets.

Corporate Headquarters	Two Logan Square 100 N. 18th Street, 23rd Floor Philadelphia, Pa 19103 215.207.2100
Trading Symbol	NYSE: “RAS”
Investor Relations Contact	Andres Viroslav Two Logan Square 100 N. 18th Street, 23rd Floor Philadelphia, Pa 19103 215.207.2100

Common and Preferred Stock Information:

	For the Three-Months Ended
	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Common:
Share Price, period end	$3.14	$2.70	$4.96	$6.11	$6.86
Share Price, high	$3.23	$5.45	$6.24	$7.08	$7.85
Share Price, low	$1.85	$2.25	$4.77	$6.04	$6.62
Dividends declared	$0.09	$0.09	$0.18	$0.18	$0.18
Dividend yield, period end	11.5%	13.3%	14.5%	11.8%	10.5%
Common shares outstanding	91,870,571	91,586,767	90,898,034	82,895,723	82,885,444
Weighted Average common shares, basic	91,018,160	90,642,318	87,110,958	82,150,475	82,081,024
Weighted Average common shares, diluted	91,018,160	90,842,752	87,110,958	89,268,462	82,081,024

Preferred:
Series A
Shares outstanding	5,306,084	5,306,084	5,306,084	5,303,591	4,775,569
Share price, period end	$17.50	$18.15	$18.19	22.34	23.35
Par, per share	$25.00	$25.00	$25.00	$25.00	$25.00
Dividend	$0.484375	$0.484375	$0.484375	$0.484375	$0.484375
Yield	11.1%	10.7%	10.7%	8.7%	8.3%
Series B
Shares outstanding	2,340,969	2,340,969	2,340,969	2,325,626	2,288,465
Share price, period end	$17.94	$18.98	$19.06	$22.92	$24.50
Par, per share	$25.00	$25.00	$25.00	$25.00	$25.00
Dividend	$0.5234375	$0.5234375	$0.5234375	$0.5234375	$0.5234375
Yield	11.7%	11.0%	11.0%	9.1%	8.5%
Series C
Shares outstanding	1,640,425	1,640,425	1,640,425	1,640,100	1,640,100
Share price, period end	$18.20	$19.70	$20.14	$24.15	$24.84
Par, per share	$25.00	$25.00	$25.00	$25.00	$25.00
Dividend	$0.5546875	$0.5546875	$0.5546875	$0.5546875	$0.5546875
Yield	12.2%	11.3%	11.0%	9.2%	8.9%
Series D (not publicly traded)
Shares outstanding	4,000,000	4,000,000	4,000,000	4,000,000	4,000,000
Par, per share	$25.00	$25.00	$25.00	$25.00	$25.00
Coupon	8.50%	8.50%	7.50%	7.50%	7.50%

Forward-Looking Statements

This press release may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “guidance,” "may," “plan”, "will," "should," "expect," "intend," "anticipate," "estimate," "believe," “seek,” “opportunities” or other similar words or terms. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. These risks, uncertainties and contingencies include, but are not limited to: overall conditions in commercial real estate and the economy generally; whether the timing and amount of investments,  repayments, any capital raised and our use of leverage will vary from those underlying our assumptions; changes in the expected yield of our investments;  changes in financial markets and interest rates, or to the business or financial condition of RAIT or its business; whether RAIT will be able to originate loans in the amounts and generating the returns assumed; the availability of financing and capital, including through the capital and securitization markets; whether RAIT will be able to complete sales of RAIT owned properties, whether identified for sale or under contract, in the amounts and generating the gains assumed; and those disclosed in RAIT’s filings with the Securities and Exchange Commission.  RAIT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.

RAIT Financial Trust Announces First Quarter 2016 Financial Results

PHILADELPHIA, PA — May 9, 2016 — RAIT Financial Trust (“RAIT”) (NYSE: RAS) today announced first quarter 2016 financial results.  All per share results are reported on a diluted basis.

Highlights

-

Cash Available for Distribution (“CAD”) per share of $0.14 for the quarter ended March 31, 2016 compared to $0.18 for the quarter ended March 31, 2015.  We have changed our calculation of CAD to exclude the impact from real estate property sales. See Schedule VI for our definition of CAD and the rationale for this change.

-	GAAP Earnings (loss) per share of $(0.20) for the quarter ended March 31, 2016 compared to earnings (loss) per share of $(0.09) for the quarter ended March 31, 2015.

-	RAIT originated $40.5 million of loans during the quarter ended March 31, 2016.

-	RAIT paid a first quarter dividend of $0.09 per common share on April 29, 2016.

-	RAIT retired $29.2 million of 7% convertible senior notes in April 2016.

Scott Schaeffer, RAIT’s Chairman and CEO, said, “During the quarter the portfolio delivered $0.14 of CAD which more than covered the $0.09 per share quarterly common dividend.  We originated approximately $40 million of primarily floating-rate loans during the quarter as we are ramping towards our sixth floating-rate securitization later this year.  Our property portfolio, particularly our multi-family portfolio, is performing well and we are seeing positive momentum in our office portfolio.”

Commercial Real Estate (“CRE”) Business

-	RAIT originated $40.5 million of loans during the quarter ended March 31, 2016 consisting of $8.8 million of fixed-rate conduit loans and $31.7 million of floating-rate bridge loans.

-	CRE loan repayments were $55.1 million for the quarter ended March 31, 2016.

CRE Property Portfolio & Property Sales

-

As of March 31, 2016, RAIT’s investments in real estate were $2.5 billion which includes $1.4 billion of multi-family properties owned by Independence Realty Trust, Inc. (“IRT”) (NYSE MKT: IRT).  IRT is externally advised by RAIT and is a consolidated RAIT entity. IRT is a REIT focused on owning multifamily properties. At March 31, 2016, RAIT owned 15.4% of IRT’s outstanding common stock.

-

During the quarter ended March 31, 2016, RAIT sold two properties, consisting of an apartment community and an office property, for $16.7 million and generated net proceeds of approximately $0.4 million after costs and full repayment of the underlying debt. IRT sold one apartment community for $18.0 million and generated net proceeds of approximately $9.7 million after costs and full repayment of the underlying debt.

-	RAIT reported a $3.9 million asset impairment for the quarter ended March 31, 2016 on an office property in Woodlawn, Maryland. This property is currently under contract to be sold.

Asset & Property Management

-	Total assets under management of $5.9 billion at March 31, 2016.

-	RAIT’s property management companies managed 19,362 apartment units and 21.3 million square feet of office and retail space at March 31, 2016.

-	RAIT generated $3.0 million in asset and property management fees and incentive fees through its external management of IRT during the quarter ended March 31, 2016.

-

RAIT generated $2.3 million of property management and leasing fees primarily through its retail property manager subsidiary and through services provided by its multi-family property manager subsidiary to unaffiliated properties during the quarter ended March 31, 2016.

Dividends

-

On March 14, 2016, RAIT’s Board of Trustees (the “Board”) declared a first quarter 2016 cash dividend on RAIT’s common shares of $0.09 per common share. The dividend was paid on April 29, 2016 to holders of record on April 8, 2016.

-

On February 16, 2016, the Board declared a first quarter 2016 cash dividend of $0.484375 per share on RAIT’s 7.75% Series A Cumulative Redeemable Preferred Shares, $0.5234375 per share on RAIT’s 8.375% Series B Cumulative Redeemable Preferred Shares and $0.5546875 per share on RAIT’s 8.875% Series C Cumulative Redeemable Preferred Shares. The dividends were paid on March 31, 2016 to holders of record on March 1, 2016.

2016 CAD Guidance

As stated above, we’ve changed our definition of CAD to exclude real estate gains.  We are re-affirming our 2016 CAD estimate range previously described as CAD, without real estate gains, of $0.50 - $0.60 per common share.  A reconciliation of RAIT's projected net income (loss) allocable to common shares to its projected CAD, a non-GAAP financial measure, is included below. The assumptions underlying this estimate are also included below.

	2016 Annualized Projected CAD(1)(2)
Net income (loss) available to common shares	$(53,560)	-	$(44,460)
Adjustments:
Depreciation and amortization	88,579	-	88,579
Real estate (gains) losses	(34,258)	-	(34,258)
Other items, including deferred fees, stock compensation, and noncontrolling interest allocation of certain adjustments	45,012	-	45,012
CAD	$45,773	-	$54,873
CAD per share	$0.50	-	$0.60

(1)	We have changed our calculation of CAD to exclude the impact from real estate property sales. See Schedule VI for our definition of CAD and the rationale for this change.
(2)

Constitutes forward-looking information.  Actual full 2016 CAD could vary significantly from the projections presented.  CAD may fluctuate based upon a variety of factors, including those described in “Forward Looking Statements” below.  Our estimate is based on the following key operating assumptions during 2016:

-	Gross loan originations of $200 million to $500 million.
-	No CMBS gain on sale profits.
-	Loan repayments totaling $200 million.

Selected Financial Information

See Schedule I to this Release for selected financial information for RAIT.

Non-GAAP Financial Measures and Definitions

RAIT discloses the following non-GAAP financial measures in this release: funds from operations (“FFO”), CAD and net operating income (“NOI”).  A reconciliation of RAIT’s reported net income (loss) allocable to common shares to its FFO and CAD is included as Schedule IV to this release. A reconciliation of RAIT’s NOI to its reported net income (loss) is included as Schedule V to this release. See Schedule VI to this release for management’s respective definitions and rationales for the usefulness of each of these non-GAAP financial measures and other definitions used in this release.

Supplemental Information

RAIT produces supplemental information that includes details regarding the performance of the portfolio, financial information, non-GAAP financial measures and other useful information for investors.  The supplemental also contains deconsolidating financial information. The supplemental information is available via the Company's website, www.rait.com, through the "Investor Relations" section.

Conference Call

All interested parties can listen to the live conference call webcast at 10:00 AM ET on Monday, May 9, 2016 from the home page of the RAIT Financial Trust website at www.rait.com or by dialing 877.787.4169, access code 91318485.  For those who are not available to listen to the live call, the replay will be available shortly following the live call on RAIT’s website and telephonically until Monday, May 16, 2016, by dialing 855.859.2056, access code 91318485.

About RAIT Financial Trust

RAIT Financial Trust is an internally-managed real estate investment trust that provides debt financing options to owners of commercial real estate and invests directly into commercial real estate properties located throughout the United States.  In addition, RAIT is an asset and property manager of real estate-related assets.  For more information, please visit www.rait.com or call Investor Relations at 215.243.9000.

Forward-Looking Statements

This press release may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “guidance,” "may," “plan”, "will," "should," "expect," "intend," "anticipate," "estimate," "believe," “seek,” “opportunities” or other similar words or terms. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. These risks, uncertainties and contingencies include, but are not limited to: overall conditions in commercial real estate and the economy generally; whether the timing and amount of investments,  repayments, any capital raised and our use of leverage will vary from those underlying our assumptions; changes in the expected yield of our investments;  changes in financial markets and interest rates, or to the business or financial condition of RAIT or its business; whether RAIT will be able to originate loans in the amounts and generating the returns assumed; the availability of financing and capital, including through the capital and securitization markets; whether RAIT will be able to complete sales of RAIT owned properties, whether identified for sale or under contract, in the amounts and generating the gains assumed; and those disclosed in RAIT’s filings with the Securities and Exchange Commission.  RAIT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.

RAIT Financial Trust Contact

Andres Viroslav

215-207-2100

aviroslav@rait.com

FINANCIAL HIGHLIGHTS

($'s in 000's)	For the Three Months Ended
	March 31, 2016		December 31, 2015		September 30, 2015		June 30, 2015		March 31, 2015
OPERATING DATA:
Lending:
Investments in loans	$1,612,632		$1,623,583		$1,588,097		$1,506,542		$1,504,456
Gross loan production	$40,475		$321,837		$237,674		$218,613		$218,770
CMBS income	$171		$1,135		$434		$3,681		$1,996
CMBS loans sold	$-		$85,430		$116,251		$130,401		$92,897
Average CMBS Gain on Sale (points)	-		1.3		0.4		2.8		2.1

Real estate portfolio: (a)
Gross real estate investments	$2,487,634		$2,517,645		$2,448,331		$1,783,888		$1,833,978
Property income	$68,722		$69,464		$55,459		$55,534		$53,274
Operating expenses	$30,706		$31,476		$25,832		$26,416		$25,277
Net operating income	$38,016		$37,988		$29,627		$29,118		$27,997
NOI margin	55.3%		54.7%		53.4%		52.4%		52.6%

EARNINGS & DIVIDENDS:
Earnings per Share -- diluted	$(0.20)		$0.02		$(0.07)		$0.22		$(0.09)
FFO per share	$(0.07)		$(0.08)		$(0.05)		$0.15		$0.05
CAD per share	$0.14		$0.19		$0.20		$0.21		$0.18
Dividends per share	$0.09		$0.09		$0.18		$0.18		$0.18
CAD payout ratio	64.3%		47.8%		66.0%		48.8%		96.7%

CAPITALIZATION AND COVERAGE RATIOS:
Recourse/Non-Recourse Debt:
Recourse	$509,466		$484,764		$576,557		$486,326		$567,301
Non-Recourse (a)	2,733,169		2,843,318		2,593,618		2,150,085		2,094,422
Total Recourse/Non-Recourse debt	3,242,635		3,328,082		3,170,175		2,636,411		2,661,723
Preferred shares (par)	332,187		332,187		332,187		331,733		317,603
Common shares (market capitalization)	288,474		247,284		450,854		506,493		568,594
Noncontrolling interests, at carrying value (a)	331,328		340,213		346,063		204,034		208,894
Total capitalization	$4,194,624		$4,247,766		$4,299,279		$3,678,671		$3,756,814

Total Liabilities/Total Gross Assets	77.7%		77.7%		77.0%		77.4%		77.9%
Total Liabilities + Preferred/Total Gross Assets	85.0%		84.9%		84.5%		86.3%		86.4%

Interest Coverage	1.85	x	1.94	x	1.81	x	2.12	x	1.93	x
Interest + Preferred Coverage	1.49	x	1.55	x	1.42	x	1.63	x	1.50	x

OTHER KEY BENCHMARKS:
Total Assets Under Management (AUM)	$5,854,824		$5,923,601		$5,820,702		$4,764,259		$4,607,413
Total Gross Assets	$4,527,191		$4,614,254		$4,445,411		$3,729,031		$3,716,069

(a)	Includes Independence Realty Trust.

BALANCE SHEETS

CONSOLIDATED, by quarter

($'s in 000's)	As of
	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Assets
Investments in loans:
Investment in loans	$1,612,632	$1,623,583	$1,588,097	$1,506,542	$1,504,456
Allowance for loan losses	(18,165)	(17,097)	(14,646)	(12,796)	(10,797)
Investments in loans, net	1,594,467	1,606,486	1,573,451	1,493,746	1,493,659
Investments in real estate:
Investments in real estate at cost	2,487,634	2,517,645	2,448,331	1,783,888	1,833,978
Accumulated depreciation	(209,421)	(198,326)	(188,581)	(178,572)	(175,319)
Investments in real estate, net	2,278,213	2,319,319	2,259,750	1,605,316	1,658,659
Cash and cash equivalents	94,569	125,886	92,652	104,772	92,657
Restricted cash	200,166	213,012	159,200	179,878	126,850
Accrued interest receivable	49,987	47,343	56,249	56,844	53,586
Other assets	73,670	71,207	76,222	77,708	84,629
Intangible assets, net	26,698	32,675	39,306	32,195	30,710
Total assets	$4,317,770	$4,415,928	$4,256,830	$3,550,459	$3,540,750

Liabilities and Equity
Indebtedness, net	$3,267,230	$3,328,082	$3,170,175	$2,636,411	$2,661,723
Accrued interest payable	13,160	9,834	13,748	11,042	12,889
Accounts payable and accrued expenses	29,989	39,672	42,219	52,728	48,489
Derivative liabilities	4,181	4,727	8,960	12,154	17,767
Borrowers' escrows, dividends payable and other liabilities	203,612	203,477	188,797	172,621	152,757
Total liabilities	3,518,172	3,585,792	3,423,899	2,884,956	2,893,625
Series D preferred stock	87,085	85,395	83,787	82,513	80,871

Equity:
Shareholders' Equity:
7.75% Series A Preferred shares	53	53	53	53	48
8.375% Series B Preferred shares	23	23	23	23	23
8.875% Series C Preferred shares	17	17	17	17	17
Common shares, $0.03 par value per share	2,756	2,748	2,727	2,487	2,484
Additional paid in capital	2,087,913	2,087,137	2,082,695	2,039,594	2,026,347
Accumulated other comprehensive income (loss)	(2,434)	(4,699)	(8,022)	(11,605)	(15,778)
Retained earnings (deficit)	(1,707,143)	(1,680,751)	(1,674,412)	(1,651,613)	(1,655,781)
Total shareholders' equity	381,185	404,528	403,081	378,956	357,360
Noncontrolling Interests	331,328	340,213	346,063	204,034	208,894
Total equity	712,513	744,741	749,144	582,990	566,254
Total liabilities and equity	$4,317,770	$4,415,928	$4,256,830	$3,550,459	$3,540,750

BALANCE SHEET

CONSOLIDATING – AS OF MARCH 31, 2016

($'s in 000's)	As of March 31, 2016
	RAIT	IRT	Corporate / Eliminations	Consolidated
Assets
Investments in loans:
Investment in loans	$1,650,707	$-	$(38,075)	$1,612,632
Allowance for loan losses	(18,165)	-	-	(18,165)
Investments in loans, net	1,632,542	-	(38,075)	1,594,467
Investments in real estate:
Investments in real estate at cost	1,130,296	1,357,338	-	2,487,634
Accumulated depreciation	(164,999)	(44,422)	-	(209,421)
Investments in real estate, net	965,297	1,312,916	-	2,278,213
Investment in IRT	52,626	-	(52,626)	-
Cash and cash equivalents	72,645	21,924	-	94,569
Restricted cash	193,151	7,015	-	200,166
Accrued interest receivable	49,987	-	-	49,987
Other assets	71,311	2,795	(436)	73,670
Intangible assets, net	26,698	-	-	26,698
Total assets	$3,064,257	$1,344,650	$(91,137)	$4,317,770

Liabilities and Equity
Indebtedness, net	$2,364,969	$940,336	$(38,075)	$3,267,230
Accrued interest payable	11,985	1,175	-	13,160
Accounts payable and accrued expenses	13,900	16,089	-	29,989
Derivative liabilities	4,181	-	-	4,181
Borrowers' escrows, dividends payable and other liabilities	197,970	6,078	(436)	203,612
Total liabilities	2,593,005	963,678	(38,511)	3,518,172
Series D preferred stock	87,085	-	-	87,085
Equity:
Shareholders' Equity:
7.75% Series A Preferred shares	53	-	-	53
8.375% Series B Preferred shares	23	-	-	23
8.875% Series C Preferred shares	17	-	-	17
Common shares, $0.03 par value per share	2,756	475	(475)	2,756
Additional paid in capital	2,087,913	380,152	(380,152)	2,087,913
Accumulated other comprehensive income (loss)	(2,408)	(26)	-	(2,434)
Retained earnings (deficit)	(1,707,143)	(23,094)	23,094	(1,707,143)
Total shareholders' equity	381,211	357,507	(357,533)	381,185
Noncontrolling Interests	2,956	23,465	304,907	331,328
Total equity	384,167	380,972	(52,626)	712,513
Total liabilities and equity	$3,064,257	$1,344,650	$(91,137)	$4,317,770

STATEMENTS OF OPERATIONS, FFO & CAD

CONSOLIDATED – THREE MONTHS ENDED MARCH 31, 2016

($'s in 000's, except per share amounts)	Three-Months Ended March 31,
	2016	2015	$ Variance	% Variance
Revenue:
Net interest margin
Investment interest income	$25,802	$23,248	$2,554	11.0%
Investment interest expense	(7,896)	(6,914)	(982)	14.2%
Net interest margin	17,906	16,334	1,572	9.6%
Property income	68,722	53,274	15,448	29.0%
Fee and other income	2,852	5,594	(2,742)	-49.0%
Total revenue	89,480	75,202	14,278	19.0%

Expenses:
Interest expense	27,006	19,683	7,323	37.2%
Real estate operating expenses	30,706	25,277	5,429	21.5%
Compensation expenses	7,075	6,108	967	15.8%
General and administrative expenses	5,063	5,400	(337)	-6.2%
Acquisition and integration expenses	269	957	(688)	-71.9%
Provision for loan losses	1,325	2,000	(675)	-33.8%
Depreciation and amortization expense	24,276	19,024	5,252	27.6%
Total expenses	95,720	78,449	17,271	22.0%
Operating Income	(6,240)	(3,247)	(2,993)	92.2%
Other income (expense)	61	(395)	456	N/M
Gains (loss) on assets	2,258	—	2,258	N/M
Asset impairment	(3,922)	—	(3,922)	N/M
Gains (losses) on IRT merger with TSRE	91	—	91	N/M
Gain (loss) on debt extinguishment	344	—	344	N/M
Change in fair value of financial instruments	(4,088)	4,490	(8,578)	N/M
Income (loss) before taxes	(11,496)	848	(12,344)	N/M
Income tax benefit (provision)	993	(582)	1,575	N/M
Net income (loss)	(10,503)	266	(10,769)	N/M
Income allocated to preferred shares	(8,520)	(7,859)	(661)	8.4%
(Income) loss allocated to noncontrolling interests	1,179	496	683	137.7%
Net income (loss) available to common shares	$(17,844)	$(7,097)	$(10,747)	151.4%
EPS - Basic	$(0.20)	$(0.09)	$(0.11)	122.2%
EPS - Diluted	$(0.20)	$(0.09)	$(0.11)	122.2%
Weighted-average shares outstanding - Basic	91,018,160	82,081,024
Weighted-average shares outstanding - Diluted	91,018,160	82,081,024

FUNDS FROM OPERATIONS (FFO):
Net Income (loss) available to common shares	$(17,844)	$(7,097)	$(10,747)	151.4%
Add-Back (Deduct):
Depreciation	11,374	11,205	169	1.5%
(Gains) Losses on the sale of real estate	(183)	—	(183)	N/M
FFO	$(6,653)	$4,108	$(10,761)	-262.0%
FFO per share--basic	$(0.07)	$0.05	$(0.12)	-240.0%
Weighted-average shares outstanding	91,018,160	82,081,024

CASH AVAILABLE FOR DISTRIBUTION (CAD):
Net Income (loss) available to common shares	$(17,844)	$(7,097)	$(10,747)	151.4%
Add-Back (Deduct):
Depreciation and amortization expense	24,276	19,024	5,252	27.6%
Change in fair value of financial instruments	4,088	(4,490)	8,578	-191.0%
(Gains) losses on assets	(2,258)	—	(2,258)	N/M
(Gains) losses on IRT merger with TSRE	(91)	—	(91)	N/M
(Gains) losses on debt extinguishment	(344)	—	(344)	N/M
Straight-line rental adjustments	(418)	2	(420)	N/M
Equity based compensation	1,273	1,348	(75)	-5.6%
Acquisition and integration expenses	269	957	(688)	-71.9%
Origination fees and other deferred items	6,714	7,426	(712)	-9.6%
Provision for losses	1,325	2,000	(675)	-33.8%
Asset impairment	3,922	—	3,922	N/M
Noncontrolling interest effect of certain adjustments	(8,033)	(4,713)	(3,320)	70.4%
CAD	$12,879	$14,457	$(1,578)	-10.9%
CAD per share	$0.14	$0.18	$(0.04)	-22.2%
Weighted-average shares outstanding	91,018,160	82,081,024

STATEMENT OF OPERATIONS, FFO & CAD

CONSOLIDATED – by quarter

($'s in 000's, except per share amounts)	For the Three-Months Ended
	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Revenue:
Net interest margin
Investment interest income	$25,802	$26,609	$24,468	$24,107	$23,248
Investment interest expense	(7,896)	(6,733)	(8,021)	(7,582)	(6,914)
Net interest margin	17,906	19,876	16,447	16,525	16,334
Property income	68,722	69,464	55,459	55,534	53,274
Fee and other income	2,852	5,004	3,056	7,415	5,594
Total revenue	89,480	94,344	74,962	79,474	75,202
Expenses:
Interest expense	27,006	25,408	19,574	19,673	19,683
Real estate operating expenses	30,706	31,476	25,832	26,416	25,277
Compensation expenses	7,075	8,416	7,137	6,568	6,108
General and administrative expenses	5,063	5,825	4,489	5,065	5,400
Acquisition and integration expenses	269	1,684	12,901	985	957
Provision for loan losses	1,325	2,450	1,850	2,000	2,000
Depreciation and amortization expense	24,276	22,583	15,254	17,007	19,024
Total expenses	95,720	97,842	87,037	77,714	78,449
Operating Income	(6,240)	(3,498)	(12,075)	1,760	(3,247)
Other income (expense)	61	7	(380)	(241)	(395)
Gains (loss) on assets	2,258	19,094	7,430	17,281	—
Asset impairment	(3,922)	(929)	(7,250)	—	—
TSRE financing extinguishment and employee separation expenses	—	—	(27,508)	—	—
Gains (losses) on IRT merger with TSRE	91	592	64,012	—	—
Gain (loss) on debt extinguishment	344	—	—	—	—
Change in fair value of financial instruments	(4,088)	(1,828)	620	8,356	4,490
Income (loss) before taxes	(11,496)	13,438	24,849	27,156	848
Income tax benefit (provision)	993	(1,478)	(23)	(715)	(582)
Net income (loss)	(10,503)	11,960	24,826	26,441	266
Income allocated to preferred shares	(8,520)	(8,447)	(8,303)	(8,221)	(7,859)
(Income) loss allocated to noncontrolling interests	1,179	(1,682)	(23,055)	736	496
Net income (loss) available to common shares	$(17,844)	$1,831	$(6,532)	$18,956	$(7,097)
EPS - Basic	$(0.20)	$0.02	$(0.07)	$0.23	$(0.09)
EPS - Diluted	$(0.20)	$0.02	$(0.07)	$0.22	$(0.09)
Weighted-average shares outstanding - Basic	91,018,160	90,642,318	87,110,958	82,150,475	82,081,024
Weighted-average shares outstanding - Diluted	91,018,160	90,842,752	87,110,958	89,268,462	82,081,024

Funds From Operations (FFO):
Net Income (loss) available to common shares	(17,844)	$1,831	$(6,532)	$18,956	$(7,097)
Add-Back (Deduct):
Depreciation	11,374	10,022	9,621	10,248	11,205
(Gains) Losses on the sale of real estate	(183)	(18,803)	(7,430)	(17,281)	—
FFO	$(6,653)	$(6,950)	$(4,341)	$11,923	$4,108
FFO per share	$(0.07)	$(0.08)	$(0.05)	$0.15	$0.05
Weighted average shares	91,018,160	90,642,318	87,110,958	82,150,475	82,081,024

Cash Available for Distribution (CAD):
Net Income (loss) available to common shares	$(17,844)	$1,831	$(6,532)	$18,956	$(7,097)
Add-Back (Deduct):
Depreciation and amortization expense	24,276	22,583	15,254	17,007	19,024
Change in fair value of financial instruments	4,088	1,828	(620)	(8,356)	(4,490)
(Gains) losses on assets	(2,258)	(18,803)	(7,430)	(17,281)	—
TSRE financing extinguishment and employee separation expenses	—	—	27,508	—	—
Gains (losses) on IRT merger with TSRE	(91)	(592)	(64,012)	—	—
(Gain) loss on debt extinguishment	(344)	—	—	—	—
Straight-line rental adjustments	(418)	148	(78)	23	2
Equity based compensation	1,273	913	1,158	1,046	1,348
Acquisition and integration expenses	269	1,684	12,901	985	957
Origination fees and other deferred items	6,714	9,943	10,198	7,268	7,426
Provision for losses	1,325	2,450	1,850	2,000	2,000
Asset impairment	3,922	929	7,250	—	—
Noncontrolling interest effect of certain adjustments	(8,033)	(5,838)	19,939	(4,421)	(4,713)
CAD	$12,879	$17,076	$17,386	$17,227	$14,457
CAD per share	$0.14	$0.19	$0.20	$0.21	$0.18
Weighted average shares	91,018,160	90,642,318	87,110,958	82,150,475	82,081,024

STATEMENT OF OPERATIONS, FFO and CAD

CONSOLIDATING – FOR THE THREE MONTHS ENDED MARCH 31, 2016

($'s in 000's, except per share amounts)	For the Three-Month Period Ended March 31, 2016
	RAIT	IRT	Corporate / Eliminations	Consolidated
Revenue:
Net interest margin
Investment interest income	$26,067	$-	$(265)	$25,802
Investment interest expense	(7,896)	-	-	(7,896)
Net interest margin	18,171	-	(265)	17,906
Property income	30,056	38,666	-	68,722
Fee and other income	9,725	-	(6,873)	2,852
Total revenue	57,952	38,666	(7,138)	89,480

Expenses:
Interest expense	17,294	9,977	(265)	27,006
Real estate operating expenses	14,848	17,120	(1,262)	30,706
Compensation expenses	10,785	205	(3,915)	7,075
General and administrative expenses	4,342	2,417	(1,696)	5,063
Acquisition and integration expenses	259	10	-	269
Provision for loan losses	1,325	-	-	1,325
Depreciation and amortization expense	12,749	11,527	-	24,276
Total expenses	61,602	41,256	(7,138)	95,720

Operating Income	(3,650)	(2,590)	-	(6,240)
Other income (expense)	1,370	-	(1,309)	61
Gains (loss) on assets	(195)	2,453	-	2,258
Asset impairment	(3,922)	-	-	(3,922)
Gain (loss) on debt extinguishment	344	-	-	344
Gain (loss) on IRT merger with TSRE	-	91	-	91
Change in fair value of financial instruments	(4,088)	-	-	(4,088)
Income (loss) before taxes	(10,141)	(46)	(1,309)	(11,496)
Income tax benefit (provision)	993	-	-	993
Net income (loss)	(9,148)	(46)	(1,309)	(10,503)
Income allocated to preferred shares	(8,520)	-	-	(8,520)
(Income) loss allocated to noncontrolling interests	1,145	(29)	63	1,179
Net income (loss) available to common shares	$(16,523)	$(75)	$(1,246)	$(17,844)
EPS - Basic	$(0.18)	$-	$(0.01)	$(0.20)
EPS - Diluted	$(0.18)	$-	$(0.01)	$(0.20)
Weighted-average shares outstanding - Basic	91,018,160	91,018,160	91,018,160	91,018,160
Weighted-average shares outstanding - Diluted	91,018,160	91,018,160	91,018,160	91,018,160

Funds From Operations (FFO):
Net Income (loss) available to common shares	$(16,523)	$(75)	$(1,246)	$(17,844)
Add-Back (Deduct):
Depreciation	10,171	7,791	(6,588)	11,374
(Gains) Losses on the sale of real estate	195	(2,453)	2,075	(183)
FFO	$(6,157)	$5,263	$(5,759)	$(6,653)
FFO per share--basic	$(0.07)	$0.06	$(0.06)	$(0.07)
Weighted-average shares outstanding	91,018,160	91,018,160	91,018,160	91,018,160

Cash Available for Distribution (CAD):
Net Income (loss) available to common shares	$(16,523)	$(75)	$(1,246)	$(17,844)
Add-Back (Deduct):
Depreciation and amortization expense	12,749	11,527	-	24,276
Change in fair value of financial instruments	4,088	-	-	4,088
(Gains) losses on assets	195	(2,453)	-	(2,258)
(Gains) loss on IRT merger with TSRE		(91)		(91)
(Gains) losses on debt extinguishment	(344)	-	-	(344)
Taberna VIII and Taberna IX securitizations, net effect	-	-	-	-
Straight-line rental adjustments	(418)	-	-	(418)
Equity based compensation	1,068	205	-	1,273
Acquisition and integration expenses	259	10	-	269
Origination fees and other deferred items	5,824	890	-	6,714
Provision for losses	1,325	-	-	1,325
Asset impairment	3,922	-	-	3,922
Noncontrolling interest effect of certain adjustments	499	-	(8,532)	(8,033)
CAD	$12,644	$10,013	$(9,778)	$12,879
CAD per share	$0.14	$0.11	$(0.11)	$0.14
Weighted-average shares outstanding	91,018,160	91,018,160	91,018,160	91,018,160

FEE AND OTHER INCOME

TRAILING 5 QUARTERS

($'s in 000's)	Three Months Ended
	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015

CMBS income	$171	$1,135	$434	$3,681	$1,996
Property management & leasing fees	1,992	3,513	2,287	2,636	3,436
Property reimbursement income	335	274	277	224	199
Other income	354	82	58	874	(37)
Fee and other income, as reported	2,852	5,004	3,056	7,415	5,594
Add: Items eliminated in consolidation:
IRT Property management fees (a)	1,262	1,294	861	764	755
IRT advisory fees (a)	1,696	1,882	1,259	1,260	1,212
Total fee and other income	$5,810	$8,180	$5,176	$9,439	$7,561

(a)

Represent fees paid by IRT to RAIT affiliates for services rendered.  Fees are eliminated in the consolidation of IRT.  As of March 31, 2016, RAIT owns 15.4% of the outstanding common shares of IRT.  Excludes property management fees from RAIT owned properties.

ADJUSTED EBITDA AND COVERAGE RATIOS

($'s in 000's)	Three Months Ended
	March 31, 2016		December 31, 2015		September 30, 2015		June 30, 2015		March 31, 2015
ADJUSTED EBITDA:
Net income	$(10,503)		$11,960		$24,826		$26,441		$266
Add (deduct):
Investment interest expense	7,896		6,733		8,021		7,582		6,914
Interest expense	27,006		25,408		19,574		19,673		19,683
Acquisition and integration expenses	269		1,684		12,901		985		957
Depreciation and amortization	24,276		22,583		15,254		17,007		19,024
(Gains) Losses on assets	(2,258)		(19,094)		(7,430)		(17,281)		-
Asset impairment	3,922		929		7,250		-		-
TSRE financing extinguishment and employee separation expenses	-		-		27,508		-		-
(Gain) on IRT merger with TSRE	(91)		(592)		(64,012)		-		-
(Gain) on debt extinguishment	(344)		-		-		-		-
Change in fair value of financial instruments	4,088		1,828		(620)		(8,356)		(4,490)
Income tax (benefit) provision	(993)		1,478		23		715		582
Adjusted EBITDA	$53,268		$52,917		$43,295		$46,766		$42,936

INTEREST COST:
Investment interest expense	$7,896		$6,733		$8,021		$7,582		$6,914
Interest expense	27,006		25,408		19,574		19,673		19,683
Total Interest Expense	34,902		32,141		27,595		27,255		26,597
Less: Amortization of deferred financing costs and debt discounts	(6,076)		(4,840)		(3,645)		(5,159)		(4,299)
Interest Cost	$28,826		$27,301		$23,950		$22,096		$22,298

PREFERRED COST:
Net income allocated to preferred shares	$8,520		$8,447		$8,303		$8,221		$7,859
Less: preferred share discount amortization	(1,690)		(1,608)		(1,725)		(1,642)		(1,563)
Preferred cost	$6,830		$6,839		$6,578		$6,579		$6,296

INTEREST COVERAGE:	1.85	x	1.94	x	1.81	x	2.12	x	1.93	x
INTEREST + PREFERRED COVERAGE:	1.49	x	1.55	x	1.42	x	1.63	x	1.50	x

LOAN PORTFOLIO DATA

Loan Portfolio Data, as of March 31, 2016
($'s in 000's)
Loan Type	Unpaid Principal Balance	Weighted Average Coupon	Remaining Life, Years (weighted average)	# of Loans
Bridge loans	$1,363,132	5.6%	2.0	114
Conduit loans	57,928	4.9%	9.0	7
Mezzanine loans	169,415	9.8%	3.0	54
Preferred equity investments	24,237	5.9%	3.0	6
Total	1,614,712	6.0%	2.4	181
Unamortized discounts, fees and costs	(2,080)
Aggregate carrying amount	$1,612,632

Loan Portfolio Data Trends
($'s on 000's)
	For the Three Months Ended
	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Bridge First Mortgage loans:
Origination volume	$31,675	$249,937	$172,478	$95,325	$90,100
# of loans originated	4	16	17	10	9
Loan payoffs	$44,062	$98,474	$8,039	$76,496	$17,021
Unpaid principal balance (period end)	$1,363,132	$1,378,089	$1,305,086	$1,168,106	$1,128,392
Weighted average coupon (period end)	5.6%	5.6%	5.4%	5.7%	6.1%

Conduit First Mortgage loans (for sale):
Origination volume	$8,800	$71,900	$65,196	$118,288	$128,670
# of loans originated	1	12	8	14	8
Loans sold to securitization	$-	$85,430	$116,251	$130,401	$92,897
CMBS income	171	1,135	434	3,681	1,996
Securitization profit %	-	1.3%	0.4%	2.8%	2.1%
Unpaid principal balance (period end)	$57,928	$49,239	$62,986	$114,048	$129,550
Weighted average coupon (period end)	4.9%	4.8%	4.8%	4.3%	4.3%

Mezzanine and Preferred Equity Investments:
Origination volume	$—	$—	$—	$5,000	$—
Loan payoffs	$10,991	$23,143	$31,068	$36,860	$127
Unpaid principal balance (period end)	193,652	199,793	236,608	242,005	261,027
Weighted average coupon (period end)	9.4%	9.5%	9.1%	9.4%	9.4%

Non-accrual loans:
Bridge loans	$15,645	$15,645	$15,645	$—	$—
Mezzanine and preferred equity	20,044	20,292	24,851	24,851	24,851
Total non-accrual loans	$35,689	$35,937	$40,496	$24,851	$24,851

Credit status:
Satisfactory	$1,482,723	$1,494,884	$1,538,388	$1,433,092	$1,438,279
Watchlist -- expecting full recovery	77,800	77,800	18,296	47,716	55,839
Watchlist -- with reserves (Impaired Loans)	54,189	54,437	47,996	43,351	24,851
Total	$1,614,712	$1,627,121	$1,604,680	$1,524,159	$1,518,969

Loan loss reserves:
Beginning balance	$17,097	$14,647	$12,797	$10,797	$9,218
Provision	1,325	2,450	1,850	2,000	2,000
Charge-offs, net of recoveries	(257)	—	—	—	(421)
Ending balance	$18,165	$17,097	$14,647	$12,797	$10,797

Statistics as a % of Total Loans (period end):
Non-accrual loans	2.2%	2.2%	2.5%	1.6%	1.6%
Watchlist -- expecting full recovery	4.8%	4.8%	1.1%	3.1%	3.7%
Watchlist -- with reserves (Impaired Loans)	3.4%	3.3%	3.0%	2.8%	1.6%
Loan loss reserves	1.1%	1.1%	0.9%	0.8%	0.7%

REAL ESTATE PORTFOLIO DATA

Real Estate Portfolio Summary, as of March 31, 2016
($'s in 000's)
Property Type	Gross Cost	# of Properties	Units / Square Feet / Acres	Weighted Average Occupancy	Weighted Average Rental Rate
RAIT:
Multifamily	$462,724	21	5,103	93.3%	$853	per unit, per month
Office	321,011	12	2,145,968	78.2%	$19.88	per square foot, per year
Retail	122,501	5	1,378,171	71.3%	$14.39	per square foot, per year
Industrial	94,938	10	1,615,473	82.0%	$3.55	per square foot, per year
Redevelopment	78,509	2	1,206,514
Land	50,613	8	14.2
Total RAIT Owned	1,130,296	58
Independence Realty Trust (IRT) Multifamily	1,357,338	48	13,502	93.5%	$952	per unit, per month
Total	2,487,634	106
Accumulated depreciation	(209,421)
Carrying Amount	$2,278,213

Real Estate Same Store Property Trends	For the Three Months Ended
($'s in 000's)	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
RAIT Multifamily Portfolio:
# of Properties	21	21	21	21	21
# of Units	5,103	5,103	5,103	5,103	5,103
Property income	$12,928	$12,681	$12,730	$12,521	$12,244
Operating expenses	6,039	6,205	6,191	6,208	6,171
Net operating income	6,889	6,476	6,539	6,313	6,073
NOI margin	53.3%	51.1%	51.4%	50.4%	49.6%
Occupancy	93.3%	92.7%	93.7%	94.0%	93.6%
Effective monthly rental rate, per unit	$853	$845	$836	$822	$809

RAIT Office Portfolio:
# of Properties	12	12	12	12	12
Square feet	2,145,968	2,145,968	2,145,968	2,145,968	2,145,968
Property income	$8,840	$8,813	$9,279	$8,940	$8,581
Operating expenses	4,013	4,141	4,043	3,921	4,044
Net operating income	4,827	4,672	5,236	5,019	4,537
NOI margin	54.6%	53.0%	56.4%	56.1%	52.9%
Occupancy	78.2%	79.4%	79.4%	78.1%	76.3%
Effective annual rental rate, per square foot	$19.88	$19.81	$20.06	$20.20	$19.89

RAIT Retail Portfolio:
# of Properties	5	5	5	5	5
Square feet	1,378,171	1,378,171	1,378,171	1,378,171	1,356,487
Property income	$3,541	$3,580	$3,469	$4,118	$3,313
Operating expenses	2,028	1,987	2,124	2,806	1,490
Net operating income	1,513	1,593	1,345	1,312	1,823
NOI margin	42.7%	44.5%	38.8%	31.9%	55.0%
Occupancy	71.3%	68.6%	69.0%	69.6%	70.6%
Effective annual rental rate, per square foot	$14.39	$15.23	$14.71	$15.98	$14.03

RAIT Industrial Portfolio:
No same store properties	—	—	—	—	—

Independence Realty Trust Multifamily Portfolio:
# of Properties	28	28	28	28	28
# of Units	8,277	8,277	8,277	8,277	8,277
Property income	$21,047	$20,916	$20,948	$20,817	$20,339
Operating expenses	9,812	9,885	10,180	9,754	9,502
Net operating income	11,235	11,031	10,768	11,063	10,837
Occupancy	93.3%	92.7%	93.6%	93.7%	93.3%
Effective monthly rental rate, per unit	$856	$852	$846	$839	$828

Total Same Store Revenue	$46,356	$45,990	$46,426	$46,396	$44,477
Total Same Store Operating expenses	21,892	22,218	22,538	22,689	21,207
Total Same Store Net operating income (a)	$24,464	$23,772	$23,888	$23,707	$23,270
NOI Increase (qtr to qtr)	5.1%

Total RAIT Same Store Revenue	$25,309	$25,074	$25,478	$25,579	$24,138
Total RAIT Same Store Operating expenses	12,080	12,333	12,358	12,935	11,705
Total RAIT Same Store Net operating income (a)	$13,229	$12,741	$13,120	$12,644	$12,433
RAIT NOI Increase (qtr to qtr)	6.4%

(a)	See definition and reconciliation to net income in the definitions section.

REAL ESTATE PROPERTIES

CHANGES IN THE PORTFOLIO – Q1 2016:

($'s in 000's)	City & State	Square Feet / Units	Month Acquired / Sold	Transaction	Value
ADDITIONS:
None

SALES:
Multifamily:
Ventura	Gainesville, FL	208	Mar 2016	Sale	$8,750
Cumberland Glen (IRT)	Smyrna, GA	222	Feb 2016	Sale	18,000
Total Multifamily		430			$26,750

Office:
Mineral Business Center	Denver, CO	117,461	Mar 2016	Sale	$7,949
Total Office		117,461			$7,949
Total Sales:					$34,699

REAL ESTATE PROPERTIES, AS OF MARCH 31, 2016

($'s in 000's)						INVESTMENTS IN REAL ESTATE
Property Name	Location	Units/ Square Feet/ Acres	Year of Acquisition	Description	Status	Gross Cost	Accumulated Depreciation	Net Book Value	Occupancy (Period End)	Average Occupancy (a)	Rental Rate (b)
RAIT MULTIFAMILY PORTFOLIO:
Mandalay Bay	Austin, TX	300	2008	Multi-Family	Hold	$28,118	$(6,357)	$21,761	93.7%	93.4%	$1,002
Oyster Point	Newport News, VA	278	2008	Multi-Family	Hold	20,874	(4,733)	16,141	95.0%	90.3%	652
Tuscany Bay	Orlando, FL	396	2008	Multi-Family	Hold	37,443	(8,425)	29,018	91.7%	93.3%	813
Tierra Bella	Las Vegas, NV	98	2009	Multi-Family	Hold	11,084	(2,126)	8,958	90.8%	92.8%	913
Regency Meadows	Las Vegas, NV	120	2009	Multi-Family	Hold	9,830	(1,999)	7,831	95.8%	95.7%	608
Ashford Place	Tampa, FL	369	2009	Multi-Family	Hold	27,071	(5,903)	21,168	94.3%	91.1%	828
Eagle Ridge	Colton, CA	144	2009	Multi-Family	Hold	16,668	(3,290)	13,378	94.4%	94.6%	967
Emerald Bay	Las Vegas, NV	337	2009	Multi-Family	Hold	33,693	(6,475)	27,218	93.2%	93.1%	662
Grand Terrace	Colton, CA	208	2009	Multi-Family	Hold	23,875	(4,580)	19,295	95.2%	95.3%	1,002
Desert Wind	Phoenix, AZ	216	2009	Multi-Family	Marketing for Sale	13,180	(2,525)	10,655	95.8%	95.3%	528
Las Vistas	Phoenix, AZ	200	2009	Multi-Family	Marketing for Sale	13,041	(2,594)	10,447	95.5%	94.0%	575
Penny Lane	Mesa, AZ	136	2009	Multi-Family	Marketing for Sale	8,300	(1,686)	6,614	92.7%	94.0%	717
Sandal Ridge	Mesa, AZ	196	2009	Multi-Family	Marketing for Sale	10,871	(2,268)	8,603	94.4%	95.3%	587
Lexington	Jackson, MS	220	2010	Multi-Family	Hold	16,733	(2,937)	13,796	95.9%	96.5%	870
Trails at Northpointe	Jackson, MS	144	2010	Multi-Family	Hold	7,699	(1,520)	6,179	90.3%	90.8%	681
Silversmith	Jacksonville, FL	140	2010	Multi-Family	Hold	6,096	(1,329)	4,767	92.9%	92.1%	681
Ellington Apartments	Miami Gardens, FL	343	2011	Multi-Family	Hold	31,239	(4,276)	26,963	95.3%	94.6%	1,081
Augusta Apartments	Las Vegas, NV	272	2011	Multi-Family	Hold	31,461	(4,140)	27,321	93.8%	94.9%	910
South Terrace	Durham, NC	328	2013	Multi-Family	Hold	37,765	(3,196)	34,569	96.3%	94.0%	994
River Park West	Houston, TX	288	2013	Multi-Family	Marketing for Sale	29,861	(2,175)	27,686	93.8%	93.5%	1,109
Coles Crossing	Cypress, TX	370	2014	Multi-Family	Hold	47,822	(2,940)	44,882	88.9%	88.6%	1,139
Subtotal -- Multifamily		5,103				$462,724	$(75,474)	$387,250	93.8%	93.3%	$853

RAIT OFFICE PORTFOLIO:
Reuss	Milwaukee, WI	578,104	2004	Office	Hold	$63,542	$(22,000)	$41,542	55.9%	55.9%	$18.22
McDowell	Scottsdale, AZ	255,573	2007	Office	Hold	73,830	(16,442)	57,388	99.7%	99.7%	25.06
Executive Center	Milwaukee, WI	102,017	2009	Office	Hold	11,701	(2,736)	8,965	96.7%	96.7%	18.61
1501 Yamato Road	Boca Raton, FL	171,489	2009	Office	Hold	46,741	(9,160)	37,581	100.0%	100.0%	19.24
Executive Mews - Willow Grove	Willow Grove, PA	86,554	2010	Office	Hold	12,629	(2,335)	10,294	80.0%	76.9%	24.22
Executive Mews - Cherry Hill	Cherry Hill, NJ	112,146	2010	Office	Hold	12,230	(2,760)	9,470	93.9%	94.0%	16.00
Tiffany Square	Colorado Springs, CO	184,219	2010	Office	Hold	16,224	(2,998)	13,226	74.6%	74.6%	15.37
Four Resource Square	Charlotte, NC	151,916	2011	Office	Hold	21,271	(3,117)	18,154	92.7%	93.9%	16.68
UBS Tower	St. Paul, MN	228,882	2012	Office	Hold	19,473	(3,766)	15,707	68.4%	73.7%	20.88
Rutherford	Woodlawn, MD	85,806	2014	Office	Marketing for Sale	7,494	(1,233)	6,261	79.2%	78.9%	19.33
Union Medical	Colorado Springs, CO	151,299	2014	Office	Hold	28,819	(2,124)	26,695	75.4%	75.4%	25.57
100 East Lancaster Avenue	Downingtown, PA	37,963	2014	Office	Hold	7,057	(296)	6,761	74.3%	72.4%	25.34
Subtotal -- Office		2,145,968				$321,011	$(68,967)	$252,044	77.7%	78.2%	$19.88

RAIT INDUSTRIAL PORTFOLIO:
Adams Aircraft	Englewood, CO	48,490	2015	Industrial	Hold	$4,472	$(54)	$4,418	0.0%	0.0%	$—
South Midco	Witchita, KS	73,740	2015	Industrial	Hold	4,134	(56)	4,078	100.0%	100.0%	6.32
East Glendale	Sparks, NV	31,976	2015	Industrial	Hold	1,470	(14)	1,456	100.0%	100.0%	4.46
Perry Avenue	Attleboro, MA	456,000	2015	Industrial	Hold	30,798	(405)	30,393	100.0%	100.0%	4.45
Interstate Drive	West Springfield, MA	143,025	2015	Industrial	Hold	5,283	(69)	5,214	100.0%	100.0%	4.24
Hunt Valley Circle	New Kensington, PA	198,000	2015	Industrial	Hold	10,334	(130)	10,204	100.0%	100.0%	4.70
Kirby Circle	Palm Bay, FL	231,313	2015	Industrial	Hold	19,649	(263)	19,386	0.0%	0.0%	-
Rex Boulevard	Auburn Hills, MI	151,200	2015	Industrial	Hold	7,914	(115)	7,799	100.0%	100.0%	5.15
Square Drive	Marysville, OH	130,044	2015	Industrial	Hold	4,924	(64)	4,860	100.0%	100.0%	2.09
Fondorf Drive	Columbus, OH	151,685	2015	Industrial	Hold	5,960	(80)	5,880	93.1%	93.1%	3.40
Subtotal -- Industrial		1,615,473				$94,938	$(1,250)	$93,688	82.0%	82.0%	$3.55

RAIT RETAIL PORTFOLIO:
Sharpstown Mall	Houston, TX	637,646	2009	Retail	Hold	$43,051	$(9,145)	$33,906	53.7%	48.8%	$15.85
South Plaza	Nashville, TN	284,697	2011	Retail	Hold	23,275	(3,131)	20,144	85.8%	85.8%	8.83
May’s Crossing	Round Rock, TX	64,084	2012	Retail	Hold	8,445	(983)	7,462	78.9%	71.0%	14.59
Oakland Square	Troy, MI	220,226	2014	Retail	Hold	22,343	(958)	21,385	100.0%	100.0%	12.43
Oakland Plaza	Troy, MI	171,518	2014	Retail	Hold	25,387	(1,099)	24,288	93.4%	94.0%	20.66
Subtotal -- Retail		1,378,171				$122,501	$(15,316)	$107,185	73.8%	71.3%	$14.39

RAIT REDEVELOPMENT PORTFOLIO:
Inlet Square Mall	Myrtle Beach, SC	436,719	2009	Retail	Redevelopment	$11,984	$(3,162)	$8,822	44.7%	46.3%
Erieview Tower	Cleveland, OH	769,795	2015	Office	Redevelopment	66,525	(830)	65,695	46.9%	46.9%
Subtotal -- Redevelopment		1,206,514				$78,509	$(3,992)	$74,517	46.1%	46.7%

RAIT LAND PORTFOLIO:
Willow Grove	Willow Grove, PA	0.5	2001	Land	Hold	$307	$—	$307
Cherry Hill	Cherry Hill, NJ	0.5	2001	Land	Hold	307	—	307
Corey Landings	St. Pete Beach, FL	5.3	2009	Land	Hold	26,619	—	26,619
Treasure Island Resort	Daytona Beach, FL	2.5	2011	Land	Hold	7,719	—	7,719
Sunny Shores Resort	Daytona Beach, FL	1.0	2011	Land	Hold	3,422	—	3,422
MGS Gift Shop	Daytona Beach, FL	1.0	2011	Land	Hold	425	—	425
Saxony Inn	Daytona Beach, FL	0.5	2011	Land	Marketing for sale	1,470	—	1,470
Beachcomber Beach Resort	Daytona Beach, FL	2.9	2011	Land	Hold	10,344	—	10,344
Subtotal -- Land		14.2				$50,613	$—	$50,613
TOTAL RAIT						$1,130,296	$(164,999)	$965,297
IRT PORTFOLIO (c)		13,502	Various	Multifamily	Various	$1,357,338	$(44,422)	$1,312,916	94.2%	93.5%	$952
CONSOLIDATED REAL ESTATE PORTFOLIO						$2,487,634	$(209,421)	$2,278,213

(a)         Average occupancy represents the daily average occupancy for the three-month period ended March 31, 2016.

(b)	Multifamily rental rate data is per unit, per month. Office, Industrial and Retail are per square foot, per year.
(c)	RAIT consolidates Independence Realty Trust (IRT) as of March 31, 2016. Please refer to IRT's separate earnings release and supplemental package at www.irtreit.com for 2016.

Indebtedness oVERVIEW

As of March 31, 2016

($'S in 000's)	Unpaid Principal	Unamortized Discount and Debt Issuance Costs	Carrying Amount	Rate	Weighted Average Maturity (in years)
RAIT Indebtedness:
Recourse debt
7% convertible senior notes	$30,048	$(1,044)	$29,004	7.0%	0.1	(a)
4% convertible senior notes	141,750	(7,987)	133,763	4.0%	2.7	(b)
7.625% senior notes	60,000	(1,986)	58,014	7.6%	8.1
7.125% senior notes	71,905	(2,009)	69,896	7.1%	3.5
Senior secured notes	68,000	(6,153)	61,847	7.0%	2.2
Lending warehouse facilities
Conduit loans	40,971	(250)	40,721	2.9%	0.7
Floating rate loans	81,830	(281)	81,549	2.2%	1.2
Total	122,801	(531)	122,270	2.4%	1.0
Junior subordinated notes, at fair value	18,671	(8,886)	9,785	4.6%	19.1
Junior subordinated notes, at amortized cost	25,100	(213)	24,887	3.1%	21.2
Total Recourse Debt	538,275	(28,809)	509,466	5.0%	4.3
Non-Recourse debt
Securitization notes payable:
CRE CDO I	550,077	(7,638)	542,439	1.1%	30.7
CRE CDO II	367,648	(4,856)	362,792	1.4%	29.3
FL2	94,537	(116)	94,421	2.2%	15.2
FL3	130,892	(1,171)	129,721	2.4%	15.8
FL4	177,894	(1,788)	176,106	2.3%	15.8
FL5	263,624	(3,734)	259,890	3.1%	14.9
Total securitization notes payable	1,584,672	(19,303)	1,565,369	1.8%	23.9
Loans payable on real estate	266,514	(1,041)	265,473	5.6%	3.1
Total Non-recourse debt	1,851,186	(20,344)	1,830,842	2.4%	20.9
Other Indebtedness	24,321	274	24,595	-	-
Total RAIT Indebtedness	2,413,782	(48,880)	2,364,902	2.9%	17.0
Independence Realty Trust Indebtedness
KeyBank Credit Facility	324,977	(4,122)	320,855	2.9%	2.5
KeyBank Interim Term Loan	90,216	(939)	89,277	5.4%	0.5
Mortgages	495,253	(3,058)	492,195	3.8%	7.3
Total IRT Indebtedness	910,446	(8,118)	902,328	3.7%	4.9
Total Indebtedness	$3,324,228	$(56,998)	$3,267,230	3.1%	13.7

(a)

Includes the effect of put options on the 7% convertible notes as follows: 2016 includes $29,177 of unpaid principal balance that were put in April 2016, and settled in cash, and thereafter includes the remaining $871 of unpaid principal balance that may be put in April 2021.

(b)	Includes the $141,750 of 4% convertible senior notes that may be put in October 2018.

DEFINITIONS

Adjusted EBITDA

Adjusted Earnings before Interest, Taxes, Depreciation and Amortization, is a non-GAAP financial measure.  We calculate Adjusted EBITDA as Net Income, before the effects of investment interest expense, interest expense, acquisition and integration expenses, depreciation and amortization, (gains) losses on assets, asset impairments, TSRE financing extinguishment and employee separation expenses, (gain) on IRT merger with TSRE, loss on deconsolidation of VIEs, net gain on collateral management sale, gain on debt extinguishments, change in fair value of financial instruments and income tax (benefit) provision.  We believe Adjusted EBITDA provides useful information to investors to ascertain our interest coverage and interest plus preferred dividends coverage ratios.

Assets Under Management

Assets under management, or AUM, is an operating measure representing the total assets that we own or are managing for third parties. While not all AUM generates fee income, it is an important operating measure to gauge our asset growth, volume of originations, size and scale of our operations and our performance. AUM includes our total investment portfolio, assets associated with unconsolidated securitizations for which we derive asset management fees and real estate properties we manage on behalf of third parties.

Cash Available for Distribution

Cash available for distribution, or CAD, is a non-GAAP financial measure. We believe that CAD provides investors and management with a meaningful indicator of operating performance. Management also uses CAD, among other measures, to evaluate profitability and our board of trustees considers CAD in determining our quarterly cash distributions. We also believe that CAD is useful because it adjusts for a variety of noncash items (such as depreciation and amortization, equity-based compensation, provision for loan losses and non-cash interest income and expense items). In addition, the compensation committee of our board of trustees used CAD as a metric in establishing quantitative performance based awards for certain of our executive officers beginning in 2015.  Furthermore, in measuring our performance in periods prior to 2015, CAD removes the effect of our previous consolidation of the legacy securitizations, T8 and T9, which we deconsolidated as part of our exit of the Taberna business in December 2014.

We calculate CAD by subtracting from or adding to net income (loss) attributable to common shareholders the following items: depreciation and amortization items including depreciation and amortization, straight-line rental income or expense, amortization of in place leases, amortization of deferred financing costs, amortization of discount on financings and equity-based compensation; changes in the fair value of our financial instruments; realized gains (losses) on assets; provision for loan losses; asset impairments; acquisition gains or losses and transaction costs; certain fee income eliminated in consolidation that is attributable to third parties; and one-time events pursuant to changes in U.S. GAAP and certain other non-routine items. In the quarter ended March 31, 2016, we changed our method of calculating CAD to exclude the impact of real property sales from CAD.  We made this change in response to investor feedback to focus CAD on our core business activities.  In addition, we provide guidance regarding our expected CAD in future periods and this change removes variability resulting from the ultimate timing of future property sales.

CAD should not be considered as an alternative to net income (loss) or cash generated from operating activities, determined in accordance with U.S. GAAP, as an indicator of operating performance. For example, CAD does not adjust for the accrual of income and expenses that may not be received or paid in cash during the associated periods. Please refer to our consolidated financial statements prepared in accordance with U.S. GAAP in Part I, Item 1. In addition, our methodology for calculating CAD may differ from the methodologies used by other comparable companies, including other REITs, when calculating the same or similar supplemental financial measures and may not be comparable with these companies.

Funds from Operations

We believe that funds from operations, or FFO, which is a non-GAAP measure, is an additional appropriate measure of the operating performance of a REIT. We compute FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT, as net income or loss allocated to common shares (computed in accordance with GAAP), excluding real estate-related depreciation and amortization expense, gains or losses on sales of real estate and the cumulative effect of changes in accounting principles. Our management utilizes FFO as a measure of our operating performance. FFO is not an equivalent to net income or cash generated from operating activities determined in accordance with U.S. GAAP. Furthermore, FFO does not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations or other commitments or uncertainties. FFO should not be considered as an alternative to net income as an indicator of our operating performance or as an alternative to cash flow from operating activities as a measure of our liquidity.

Interest Coverage

Interest coverage is computed as Adjusted EBITDA divided by interest costs (excluding amortization of deferred financing costs and debt discounts)

Interest + Preferred Coverage

Interest + Preferred coverage is computed as Adjusted EBITDA divided by the sum of interest costs (excluding amortization of deferred financing costs and debt discounts) and preferred costs (excluding amortization of preferred share discounts).

Net Operating Income

Net Operating Income (“NOI”), a non-GAAP measure, is a useful measure of the operating performance of its real estate portfolio. NOI is defined as total property revenue less total property operating expenses, excluding depreciation and amortization and interest expense. Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REITs. We believe that this measure provides an operating perspective not immediately apparent from GAAP operating income or net income. We use NOI to evaluate our real estate portfolio performance on a same store and non-same store basis because NOI measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance and captures trends in rental rates and property operating expenses.

Same Store Properties and Same Store Portfolio

RAIT reviews its same store properties or portfolio at the beginning of the calendar year. Properties are added into the same store portfolio if they were owned at the beginning of the previous year.  Properties that have been sold are excluded from the same store portfolio. Properties included in the redevelopment portfolio are not part of the same store portfolio.  A reconciliation of our same store net operating income to net income is as follows for each of the periods presented below:

($'s in 000's)	For the Three Months Ended
	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Same store property net operating income	$24,464	$23,772	$23,888	$23,707	$23,270
Non same store property net operating income	13,552	14,216	5,739	5,411	4,727
Net interest margin	17,906	19,876	16,447	16,525	16,334
Fee and other income	2,852	5,004	3,056	7,415	5,594
Interest expense	(27,006)	(25,408)	(19,574)	(19,673)	(19,683)
Compensation expenses	(7,075)	(8,416)	(7,137)	(6,568)	(6,108)
General and administrative expenses	(5,063)	(5,825)	(4,489)	(5,065)	(5,400)
Acquisition and integration expenses	(269)	(1,684)	(12,901)	(985)	(957)
Provision for loan losses	(1,325)	(2,450)	(1,850)	(2,000)	(2,000)
Depreciation and amortization expense	(24,276)	(22,583)	(15,254)	(17,007)	(19,024)
Other income (expense)	61	7	(380)	(241)	(395)
Gains (loss) on assets	2,258	19,094	7,430	17,281	-
Asset impairment	(3,922)	(929)	(7,250)	-	-
TSRE financing extinguishment and employee separation expenses	-	-	(27,508)	-	-
Gains (losses) on IRT merger with TSRE	91	592	64,012	-	-
Gain (loss) on debt extinguishment	344	-	-	-	-
Change in fair value of financial instruments	(4,088)	(1,828)	620	8,356	4,490
Income tax benefit (provision)	993	(1,478)	(23)	(715)	(582)
Net Income (Loss)	$(10,503)	$11,960	$24,826	$26,441	$266